Preliminary Copies
                                                             ------------------
                          TECH ELECTRO INDUSTRIES, INC.
                         477 Madison Avenue, 24th Floor
                            New York, New York 10022
                                  212-583-0900
                                212-583-0741-Fax

                              INFORMATION STATEMENT

 **WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY**

INTRODUCTION
------------
     This Information Statement is being furnished to the stockholders of record of Tech Electro Industries, Inc., Inc. (the "Company") as of May 10, 2000 ("Record Date"), in connection with the adoption of the Articles of Amendment to the Articles of Incorporation ("Articles of Amendment") and the 1999 Stock Option Plan (the "Plan") by the written consent of the holders of a majority in interest of the Company's voting capital stock consisting of the Company's outstanding Common Stock, $0.01 par value and outstanding Series A Preferred Stock, $1.00 par value, (collectively the "Capital Stock"). On January 1, 2000, the Company's Board of Directors approved and recommended that the Articles of Incorporation be amended in order to:


* Increase the number of authorized shares of Common Stock from 10,000,000 to 50,000,000.

     The Articles of Amendment was approved by the written consent dated February 1, 2000 of the stockholders owning a majority of the outstanding Capital Stock, and the Articles of Amendment were filed and accepted by the Texas Secretary of State on May 12, 2000, with a delaying provision that it will not become effective until June 16, 2000.

     The Company' s Board of Directors also recommended that the Company adopt the Plan which was previously approved by the Board of Directors by written consent on November 14, 1999. Stockholders owning a majority of the outstanding Capital Stock approved the Plan by written consent dated May 8, 2000.

     The elimination of the need for a special meeting of stockholders to approve the Articles of Amendment is made possible by Articles 9.10 of the Texas Business Corporation Act ("TBCA"), which provides that the written consent of the holders of outstanding shares of voting stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. Pursuant to Article 9.10, a majority of the outstanding shares of voting stock entitled to vote thereon are required in order to amend the Company's Articles of Incorporation and approve the Plan. In order to eliminate the costs and time involved in holding a special meeting and in order to effect the Articles of Amendment and approve the Plan as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize the written consent of the holders of a majority in interest of the voting stock of the Company.

     On February 1, 2000 and May 8, 2000,  there were  7,155,362 and  8,223,727, respectively, outstanding shares of Capital Stock and approximately 591 stockholders of record. The approval of the Articles of Amendment and the Plan requires the written consent of the holders of a majority of the outstanding shares of Capital Stock, and each share of Capital Stock was entitled to one vote with respect to the approval of the Articles of Amendment and the Plan. By written consent in lieu of a meeting dated February 1, 2000, holders of 4,424,364 shares of our Common Stock, representing approximately 62% of our then outstanding voting power, approved the Articles of Amendment. Also, by written consent in lieu of a meeting dated May 8, 2000, holders of 4,424,364 shares of our Common Stock, representing approximately 54.6% of our then outstanding voting power, approved the Plan.

     Under applicable federal securities laws, the Articles of Amendment and approval of the Plan cannot be effected until at least 20 calendar days after this information statement is sent or given to the stockholders of the Company. The approximate date on which this information statement is first being sent or given to stockholders is May 31, 2000.

ARTICLES OF AMENDMENT
---------------------
     On January 1, 2000, the Board of Directors approved, subject to the approval of the Company's stockholders, the Articles of Amendment, which:

* increases the number of authorized shares of Common Stock from 10,000,000 to 50,000,000.

     In February 2000, stockholders owning a majority of the outstanding Capital Stock approved the Articles of Amendment. A copy of the Articles of Amendment is attached to this document as Exhibit A.
                             ----------
Current Use of Shares

     As of May 10, 2000, 8,103,139 shares of Common Stock were issued and outstanding and 9,061,081 shares of Common Stock were subject to outstanding options and warrants and reserved for future issuance. As a result, the Company does not have any authorized but unissued shares of Common Stock available for future issuance. An additional 7,164,220 shares will need to be reserved for future issuance in connection with the outstanding options and warrants.

     As of May 10, 2000, the Company also had authorized 1,000,000 shares of Series A Preferred Stock, 120,588 of which were outstanding.

Rights of Additional Stock

     The additional Common Stock to be authorized by the Articles of Amendment will have rights identical to currently outstanding Common Stock. The Articles of Amendment will not affect the rights of the holders of currently outstanding Common Stock, except for effects identical to increasing the number of shares of Common Stock outstanding upon any issuance of these additional shares.

     The Board of Directors may issue the Preferred Stock in one or more series with such voting powers, designations, and preferences as the Board of Directors may determine.

Effect of the Articles of Amendment

     After the Articles of Amendment becomes effective, the Board of Directors will have the authority to issue additional shares of authorized Common Stock and Preferred Stock for such purposes and consideration and on such terms as the Board of Directors may approve without requiring future stockholder approval except as may be required by law and, when and if the Company is listed with NASDAQ, the regulations thereof. The increase in the authorized number of shares of Common Stock and Preferred Stock and the subsequent issuance of such shares (within the limits imposed by applicable law) could have the effect of delaying or preventing a change in control and discouraging hostile takeover attempts. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding Common Stock and Preferred Stock, and such additional shares would dilute the stock ownership and voting rights of stockholders.

     The Board of Directors is not aware of any existing or planned effort to accumulate material amounts of the Company' s Common Stock, or to acquire the Company by means of a merger, tender offer, solicitation of proxies in opposition to management, or otherwise, or to change the Company's management. Nor is the Board of Directors aware of any person having made any offer to acquire the Company' s Common Stock or assets.

Reason for the Articles of Amendment

     The increase in authorized Common Stock to be effected by the Articles of Amendment is necessary to enable the Company to reserve enough shares for the outstanding options and warrants and the Plan as well as complete any future private placement of the Common Stock. However, other than the reservation of shares of Common Stock for the outstanding options and warrants, the Company has no current plans, arrangements or agreements to issue any shares associated with the increase in authorized Common Stock or Preferred Stock.

     Furthermore, the Board of Directors believes that the limited number of currently authorized but unissued shares of Common Stock and Preferred Stock unduly restricts the Company's ability to respond to business needs and opportunities that may arise in the future. The Articles of Amendment will afford the Company added flexibility by increasing the number of authorized but unissued shares of Common Stock, as well as Preferred Stock, for financing requirements, stock splits or other corporate purposes.


1999 STOCK OPTION PLAN
----------------------
     On November 14, 1999, the Board of Directors approved, subject to the approval of the Company's stockholders, a stock option plan entitled the 1999 Stock Option Plan (the "Plan"). In May 2000, stockholders owning a majority of the outstanding Common Stock approved the Plan. A copy of the Plan is attached hereto as Exhibit B.
          ---------
     The Plan reserves an aggregate of 1,300,000 shares of the Company's Common Stock for issuance pursuant to the exercise of stock options which may be granted to key employees and non-employee directors of the Company and independent contractors and consultants to the Company. The Board of Directors has determined that the Plan will increase the proprietary interest in the Company of key employees, non-employee directors, and independent contractors and consultants and will align more closely their interests with the interests of the Company. The Plan will also increase the Company's ability to attract and retain the services of experienced and highly qualified employees and non-employee directors.

     The Plan will be administered by a committee whose members will be selected by the Board (the "Committee"), or in the absence of such committee, the Plan shall be administered by the entire Board. The Committee or the Board of Directors will determine, without limitation, the persons who will be granted options under the Plan, the type of option to be granted and the number of shares subject to each option and the option price. The Committee or the Board of Directors also may determine the time or times when an option becomes exercisable, the duration of the exercise period for options, and the form or forms of the instruments evidencing options granted under the Plan. The Committee or the Board of Directors may adopt, amend, and rescind such rules and regulations as in its opinion may be advisable for the administration of the Plan. The Committee or the Board of Directors may amend or rescind the Plan without stockholder approval, except when an amendment would (a) materially increases the number of securities that may be issued under the Plan or (b) materially modify the requirements of eligibility for participation in the Plan.

     Options granted under the Plan may be either options qualifying as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not so qualify ("Non-qualified Options," collectively with Incentive Options, the "Options"). Any Incentive Option granted under the Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant, but the exercise price of any Incentive Option granted to an eligible employee owning more than 10% of the Company' s Common Stock must be at least 110% of such fair market value as determined on the date of the grant. The exercise price of Non-qualified Options will be determined by the Committee or the Board of Directors.

     Key employees and non-employee directors of the Company and independent contractors or consultants for the Company and its subsidiaries are eligible to receive Non-qualified Options under the Plan. Only key employees are eligible to receive Incentive Options. At the Board of Directors' option, the Plan allows for the proportionate adjustment of the number of shares for outstanding options and the option price per share in the event of stock dividends, recapitalization resulting in stock splits or combinations or exchanges of shares, but any such adjustment will not change the total purchase price payable upon the exercise in full of options granted under the Plan.

     Options granted under the Plan are nonassignable and nontransferrable, except by will or the laws of descent and distribution. Except in the case of death or disability of an optionee, options granted may be exercised only by the optionee. The expiration date of an option is determined by the Committee at the time of the grant and is set forth in the applicable stock option agreement. In no event may an option be exercisable after ten years from the date it is granted.

     If an optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to termination of his right to exercise an option in accordance with the provisions of his option agreement, the option agreement may provide that the option may be exercised, to the extent of the shares with respect to which the option could have been exercised by the optionee on the date of his death or disability, (i) in the case of death, by the optionee's estate or by the person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the optionee or (ii) in the case of disability, by the optionee or his personal representative, provided the option is exercised prior to the date of its expiration or not more than one year from the date of the optionee's death or disability, whichever first occurs. The date of disability of an optionee will be determined by the Committee.

Federal Income Tax Consequences

     Incentive Options.  Under the Code, an optionee generally is not subject to
     ------------------
ordinary income tax upon the grant or exercise of an Incentive Option. However, an employee who exercises an Incentive Option by delivering shares of Common Stock previously acquired pursuant to the exercise of an Incentive Option is treated as making a Disqualifying Disposition (defined below) of these shares if the employee delivers the shares before the expiration of the holding period applicable to these shares. The applicable holding period is the longer of two years from the date of grant or one year from the date of exercise. The effect of this provision is to prevent "pyramiding" the exercise of an Incentive Option (i.e., the exercise of the Incentive Option for one share and the use of that share to make successive exercise of the Incentive Option until it is completely exercised) without the imposition of current income tax.

     The amount by which the fair market value of the shares acquired at the time of exercise of an Incentive Option exceeds the purchase price of the shares under such Option will be treated as an adjustment to the Optionee's alternative minimum taxable income for purposes of the alternative minimum tax. If, however, there is a Disqualifying Disposition in the year in which the Option is exercised, the maximum amount of the item of adjustment for such year is the gain on the disposition of the shares. If there is Disqualifying Disposition in a year other than the year of exercise, the dispositions will not result in an adjustment for the other year.

     If, subsequent to the exercise of an Incentive Option (whether paid for in cash or in shares), the Optionee holds the shares received upon exercise for a period that exceeds (a) two years from the date such Incentive Option was granted or, if later, (b) one year from the date of exercise (the "Required Holding Period"), the difference (if any) between the amount realized from the sale of such shares and their tax basis to the holder will be taxed as long-term capital gain or loss. If the holder is subject to the alternative minimum tax in the year of disposition, the holder's tax basis in his or her shares will be increased for purposes of determining his alternative minimum tax for that year, by the amount of the item of adjustment recognized with respect to such shares in the year the Option was exercised.

     In general, if, after exercising an Incentive Option, an employee disposes of the acquired shares before the end of the Required Holding Period (a "Disqualifying Disposition"), an Optionee would be deemed to receive ordinary income in the year of the Disqualifying Disposition, in an amount equal to the excess of the fair market value of the shares at the date the Incentive Option was exercised over the exercise price. If the Disqualifying Disposition is a sale or exchange which would permit a loss to be recognized under the Code (were a loss in fact to be sustained), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the Optionee's ordinary income would be limited to the gain (if any) from the sale. If the amount realized upon disposition exceeds the fair market value of the shares on the date of exercise, the excess would be treated as short-term or long-term capital gain, depending on whether the holding period for such shares exceeded one year.

     The Company is not allowed an income tax deduction for the grant or exercise of an Incentive Option or the disposition, after the Required Holding Period, of shares acquired upon exercise. In the event of a Disqualifying Disposition, the Company will be allowed to deduct an amount equal to the ordinary income to be recognized by the Optionee, provided that such amount is an ordinary and necessary business expense to the Company and is reasonable, and would satisfy the Company' s withholding obligation for this income.

     Non-qualified Options. An Optionee granted a Non-qualified Option under the
     ----------------------
Plan will generally recognize, at the date of exercise of such Non-qualified Option, ordinary income equal to the difference between the exercise price and the fair market value of the shares of Common Stock subject to the Non-qualified Option. This taxable ordinary income will be subject to Federal income tax withholding. The Committee or the Board of Directors may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold the statutory prescribed minimum amount of federal income taxes or other taxes with respect to the exercise of any Option granted under the Plan. If the Common Stock is traded in the over-the-counter market or upon any securities exchange, such rules and procedures may provide that the withholding obligation will be satisfied by the Company withholding shares of Common Stock otherwise issuable upon exercise of an Option in shares of Common Stock in an amount equal to the statutory prescribed minimum withholding applicable to the ordinary income resulting from the exercise of that Option.

     If an Optionee exercises a Non-qualified Option by delivering other shares, the Optionee will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the Optionee's tax basis. The Optionee, however, will be taxed as described above with respect to the exercise of the Non-qualified Option as if he had paid the exercise price in cash, and the Company will generally be entitled to an equivalent tax deduction. Provided a separate identifiable stock certificate is issued therefor, the Optionee's tax basis in that number of shares received on such exercise which is equal to the number of shares surrendered on such exercise will be equal to his tax basis in the shares surrendered and his holding period for such number of shares received will include his holding period for the shares surrendered. The Optionee's tax basis and holding period for the additional shares received on exercise of a Non-qualified Option paid for, in whole or in part, with shares will be the same as if the Optionee had exercised the Non-qualified Option solely for cash.

     The above discussion is based on federal income tax laws and regulations in effect as of the date hereof. It does not purport to be a complete description of the federal income tax consequences of the Plan, nor does it describe the consequences of state, local or foreign tax laws which may be applicable. Accordingly, any person receiving a grant under the Plan should consult his own tax advisor.

          SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT
          -----------------------------------------------------------


     The following table sets forth information concerning the beneficial ownership of the Company' s Common Stock and Preferred Stock as of the Record Date, by (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director of the Company, (iii) each of the executive officers of the Company, and (iv) all directors and executive officers of the Company as a group.

---------------      ------       -------  -------        ------       --------
                     Common                Series A
                     Stock                 Stock
                     ------                -------
                     Amount                Amount
                     and                   and
                     Nature of             Nature of                   % of
                     Beneficial   % of     Beneficial     % of         Voting
Name and Address     Ownership(1) Class(2) Ownership(1)   Class(2)     Power(3)
---------------      -----------  -------- -----------    ------       --------
William Tan          3,467,546    42.79%   5,000          4.18%        13.45%
Kim Wah, President   Direct                (through
and CEO              and Indirect          ownership of
No. 18 Jalan Sri     (4)                   5,000 units)
Semantan 1
Damansara Heights
50490
Kuala Lumpur
Malaysia
---------------      ------------ -------- -----------    ------       --------
Gin Securities, Ltd. 1,163,636(5) 14.36%            0        0         7.18%
11 Jalan Medang            Direct
Bukit Bandaraya
59100 Kuala Lumpur
Malaysia
------------------   ------------ -------- -----------    ------       --------
Pricewaterhouse      1,100,000    13.57%            0        0         13.57%
Coopers, Inc.        Direct
145 King Street W
Toronto Ontario
Canada
M5H 1V8
------------------   ------------ -------- -----------    ------       --------
Jenny Jechart        1,094,696(6) 13.51%            0        0         6.28%
10724 Wilshire Blvd. Direct and
Los Angeles,CA 90024 Indirect
------------------   ------------ -------- -----------    ------       --------
Jason Tan Highway    668,000(7)   8.24%             0        0         4.12%
Wisma Cosway #12-02, Direct
Jln.
Raja Chulan
50200 Kuala Lumpur,
Maylysia
------------------   ------------ -------- -----------    ------       --------
Wooi Hou Tan         666,000(8)   8.21%             0        0         4.11%
First Floor Flat     Direct
53 Gloucester Road
London,England SW74QN
United Kingdom
------------------   ------------ -------- -----------    ------       --------
Mutsuko Gomi         666,000(8)   8.21%             0        0         4.11%
1367-31 Kawana       Direct
Ito-Shi,
Japan 414
------------------   ------------ -------- -----------    ------       --------
Craig D. La Taste    542,979(9)   6.70%             0        0         6.42%
4300 Wiley Post Rd.  Direct
Dallas, TX 75244
USA

------------------   ------------ -------- -----------    ------       --------
Mee Mee Tan,         535,000(10)  6.61%             0        0         2.53%
Secretary            Direct and
477 Madison Ave,     Indirect
24th Floor
New York, NY 10022
------------------   ------------ -------- -----------    ------       --------
Sadasuke Gomi,       487,150(11)  6.01%             0        0         2.56%
Director
477 Madison Avenue
24th Floor
New York, N Y 10022
------------------   ------------ -------- -----------    ------       --------
Ian Colin Edmonds    200,000(12)  2.47%             0        0            0
Vice President and
Director
477 Madison Ave,
24th Floor
New York, NY 10022
------------------   ------------ -------- -----------    ------       --------
All Directors        4,689,696    57.97%        5,000     2.70%        20.10%
and Executive
Officers as a Group
(4 persons)


(1) Except as otherwise indicated and subject to applicable community property and similar laws, the Company assumes that each named person has the sole voting and investment power with respect to his or her shares (other than shares subject to options).

(2) Percent of class is based on the number of shares outstanding as of the Record Date. In addition, shares which a person had the right to acquire within 60 days are also deemed outstanding in calculating the percentage ownership of the person but not deemed outstanding as to any other person. Does not include shares issuable upon exercise of any warrants, options or other convertible rights issued by the Company which are not exercisable within 60 days from the date hereof.

(3) In order to reflect the voting rights of the Common Stock and Series A Stock as of the Record Date based on shares which a holder has the right to acquire within 60 days, if such right has not been exercised as of the Record Date. However, all shares which a holder has the right to acquire within 60 days, are accounted for in the percentage of class calculations for each of the individual type of securities accounted for in this table. See footnote 2 above.

(4)    Includes (i) 75,000 shares  directly held by Mr. Tan,
       (ii) options to acquire 500,000 shares of common stock exercisable within 60 days of the Record Date.
       (iii) 288,000 shares of common stock, 100,000 options to purchase common stock and 1,050,000 warrants to purchase stock held by Placement & Acceptance, Inc., (both exercisable within 60 days of the Record Date), a company of which Mr Tan is a director and officer.
       (iv) 727,273 shares of common stock and 727,273 warrants to purchase shares of common stock held by Ventures International, Ltd., a company of which Mr. Tan is a director and officer. (v) 5,000 Units, with each Unit convertible within 60 days of the Record Date into one share of common stock and one share of Preferred Stock, of which one share of Preferred Stock is convertible into two shares of Common stock.

(5)    Includes (i) 581,818  shares of Common Stock and (ii)
       581,818 warrants exercisable within 60 days of the Record Date.

(6) Includes (i) 509,091 shares of Common Stock, (ii) 509,091 warrants exercisable within 60 days of the Record Date and (iii) 76,514 warrants exercisable within 60 days of the Record Date owned by AlphaNet Funding, LLC of which Ms. Jechart is the principal.

(7)    Includes  options to acquire 334,000 shares of Common
       Stock exercisable within 60 days of the Record Date.

(8)    Includes  options to acquire 333,000 shares of Common
       Stock exercisable within 60 days of the Record Date.

(9) Mr. La Taste has direct ownership of 433,732 shares of Common Stock, and as of the Record Date as a partner of La Taste Enterprise (with his two children), he is owner of 16,667 shares of Common Stock which shares have been included in the percent of shares shown herein. In addition, Mr. La Taste has been granted 35,000 options, each to acquire one share of Common Stock; 26,250 of such options are exercisable within 60 days of the Record Date, and are included in the percent of shares shown herein. Mr. La Taste's wife, Jacqueline Green La Taste, is the owner of 24,213 shares of Common Stock which she received in 1994 as an inheritance. Mr. La Taste disclaims any beneficial interest in these shares. Mr. La Taste's children are beneficiaries of the La Taste Children's Trust, which owns 46,317 shares of Common Stock of the Company. Mr. La Taste also disclaims any beneficial interest in these shares.

(10) Includes (i) 205,000 shares held by Ms. Tan and the options to acquire 180,000 shares of common stock exercisable within 60 days of the Record Date attributed to her through Equator Holdings, Inc. a company of which Ms. Tan is a director and officer and (ii) options held directly by Ms. Tan to acquire 150,000 shares of common stock within 60 days of the Record Date.

(11)   Includes (i) 2,150 shares held  directly by Mr. Gomi,
       (ii) 205,000 shares and options to acquire 180,000 shares exercisable within 60 days of the Record Date attributed to him through Fleet Security Investments, Inc. of which Mr. Gomi is a director and (iii) an option granted to Gomi to acquire 100,000 shares that is exercisable within 60 days of the Record Date.

12)    Represents   shares   underlying   options  currently
       exercisable by Mr. Edmonds.

OTHER MATTERS
-------------
     The information contained in this document is to the best knowledge of the Company, and the information contained herein with respect to the directors, executive officers and principal shareholders is based upon information, which these individuals have provided to us.

                                            By Order Of The Board Of Directors,

                                            William Tan Kim Wah
                                            President and CEO


New York, New York, May 31, 2000





EXHIBIT A
---------

                              ARTICLES OF AMENDMENT
                       TO THE ARTICLES OF INCORPORATION OF
                          TECH ELECTRO INDUSTRIES, INC.


     Pursuant  to  the   provisions  of  Article  4.04  of  the  Texas  Business
Corporation Act, the undersigned corporation adopts the following articles of Amendment to the Articles of Incorporation:

                                   ARTICLE ONE

     The name of the corporation is Tech Electro Industries, Inc.

                                   ARTICLE TWO

     The following amendment to the Articles of Incorporation was adopted in February 2000 by the consent of the shareholders of the Corporation holding a majority of the shares of common stock, pursuant to Article 9.10A and Article 2.28D of the Texas Business Corporation Act, to increase the authorized common stock of the Corporation to 50,000,000 shares:

                Article Four, subsection A thereof, is hereby deleted in its entirely and replaced by the following language:

                                  "Article Four

                A. The corporation is authorized to issue two classes of shares to be designated respectively "common stock" and "preferred stock." The corporation is authorized to issue 1,000,000 shares of preferred stock, $1.00 par value per share, and 50,000,000 shares of common stock, $0.01 par value per share.

Subsections B through E of Article Four shall remain unchanged.

                                 ARTICLE THREE

     The number of shares of the corporation outstanding at the time of such adoption was 7,155,362; and the number of shares entitled to vote thereon was 7,155,362.

                                  ARTICLE FOUR

     The holders of 4,424,364 of the shares of common stock outstanding and entitled to vote on said amendment have signed a consent in writing pursuant to
Article 9.10 adopting said amendment and any written notice  required by Article
9.10 has been given.

                                  ARTICLE FIVE

     These Articles of Amendment shall be effective on June 21, 2000.

Dated:   May 9, 2000

                          TECH ELECTRO INDUSTRIES, INC.



                           By:_______________________
                               William Tan,
                               President and CEO


                           By:_______________________
                               Mee Mee Tan
                               Secretary










                                   Page - A2-

EXHIBIT B
---------
                             TECH ELECTRO INDUSTRIES
                             1999 STOCK OPTION PLAN

     On November  14, 1999,  the Board of Directors of Tech Electro  Industries,

Inc. adopted the following

1999 Stock Option Plan:

1. PURPOSE.  The purpose of the Plan is to provide Key  Employees,  non-employee directors,  independent  contractors and consultants with a proprietary interest in the Company through the granting of Options which will:


        (a) increase the interest of the Key Employees,  non-employee directors,

independent contractors and consultants in the Company's welfare;


        (b) furnish an incentive to the Key Employees,  non-employee  directors,

independent  contractors  and  consultants  to continue  their  services for the

Company; and


        (c) provide a means  through  which the Company may attract able persons to enter its employ, serve on its Board and render services to it.


2. ADMINISTRATION. The Plan will be administered by the Committee.


3. PARTICIPANTS. The Committee may, from time to time, select the particular Key

Employees,  non-employee  directors,  independent contractors and consultants of the  Company and its  Subsidiaries  to whom  Options are to be granted,  and who will,  upon such grant,  become  Participants in the Plan. The Committee has the authority,  in its complete  discretion,  to grant  Options to  Participants.  A

Participant  may be granted more than one Option under the Plan, and Options may be granted at any time or times during the term of the Plan.


4. STOCK OWNERSHIP LIMITATION. No Incentive Option may be granted to an Employee


                                  Page - B 0-
who owns  more  than 10% of the  voting  power  of all  classes  of stock of the

Company or its Parent or  Subsidiaries.  This  limitation  will not apply if the

Option  price is at least 110% of the fair market  value of the Common  Stock at the time the  Incentive  Option  is  granted  and the  Incentive  Option  is not exercisable more than five years from the date it is granted.


5. SHARES  SUBJECT TO PLAN.  The  Committee may not grant Options under the Plan for more than 1,300,000  shares of Common Stock and may not grant Options to any

Participant  for more than 1,300,000  shares of Common Stock,  but these numbers may be adjusted to reflect,  if deemed  appropriate by the Committee,  any stock dividend, stock split, share combination,  recapitalization or the like of or by the Company.  Shares to be optioned and sold may be made  available  from either authorized but unissued  Common Stock or Common Stock held by the Company in its treasury.  Shares that by reason of the expiration of an Option or otherwise are no longer  subject to purchase  pursuant to an Option granted under the Plan may be re-offered under the Plan.


6.  LIMITATION ON AMOUNT.  The  aggregate  fair market value ( determined at the date of grant) of the shares of Common  Stock  which any Key  Employee  is first eligible to  purchase in any  calendar  year by  exercise of  incentive  Options granted under the Plan and all incentive  stock option plans (within the meaning of Section 422 of the Code) of the Company or its Parent or  Subsidiaries  shall not exceed $100,000.  For this purpose, the fair market value (determined at the date of grant  of each  option)  of the  stock  purchasable  by  exercise  of an

Incentive  Option  (or an  installment  thereof)  shall be counted  against  the

$100,000  annual  limitation  for a Key Employee only for the calendar year such stock is first purchasable under the terms of the Incentive Option.


7. ALLOTMENT OF SHARES.  The Committee  shall  determine the number of shares of

Common  Stock  to be  offered  from  time to time by  grant  of  Options  to Key

                                  Page - B 1-

Employees,  non-employee  directors,  independent contractors and consultants of the Company or its  Subsidiaries.  The grant of an Option to an individual shall not be  deemed  either to  entitle  the  individual  to,  or to  disqualify  the individual from, participation in any other grant of Options under the Plan.


8. GRANT OF OPTIONS.  The Committee is authorized  to grant  Incentive  Options,

Non-qualified  Options,  or a  combination  of both,  under the Plan;  provided,

however,  Incentive  Options may be granted only to Key Employees.  The grant of

Options  shall be  evidenced  by Option  Agreements  containing  such  terms and provisions as are approved by the Committee, but not inconsistent with the Plan,

including (without  limitation)  provisions that may be necessary to assure that any Option that is intended to be an  Incentive  Option will comply with Section

422 of the Code. The Company shall execute Option  Agreements upon  instructions from the  Committee.  Except as provided  otherwise  in Sections 5 and 14 of the

Plan,  the terms of any Option  Agreement  executed by the Company  shall not be amended,  modified or changed without the written consent of the Company and the

Participant.


An Option  Agreement may provide that the Participant may request  approval from the Committee to exercise an Option or a portion thereof by tendering Qualifying

Shares at the fair  market  value per share on the date of  exercise  in lieu of cash payment of the Option  price.  The Plan shall be submitted to the Company's shareholders  for  approval.  Options  may be granted  under the Plan before the shareholders  of the  Company  approve  the  Plan,  and  those  Options  will be effective when granted; but if for any reason the shareholders of the Company do not  approve  the plan  before one year from the date of adoption of the Plan by the Board (the "Shareholder  Approval Deadline"),  all Incentive Options granted under the Plan before the Shareholder  Approval  Deadline will be deemed to have

                                  Page - B 2-
been granted as  Non-qualified  Options.  No Option granted  before  shareholder approval may be exercised,  in whole or in part,  before approval of the Plan by the shareholders of the Company.


9. OPTION PRICE. The Option price for an Incentive Option shall not be less than

100% of the fair  market  value per share of the Common  Stock ( or 110% of such amount as  required  by Section 4 of the  Plan),  and at least the par value per share of Common Stock, on the date the Option is granted. The Option price for a

Non-qualified  Option shall be, as  determined by the  Committee,  any price per share of the Common Stock that is greater than par value per share of the Common

Stock.  For purposes of the Plan, the fair market value of a share of the Common

Stock shall be (i) if the Common Stock is traded in the over-the-counter  market or on any securities exchange, the closing price or, if applicable,  the average of the closing  bid and ask prices per share of such  Common  Stock for the last business day immediately before the date the Option is granted,  and (ii) if the

Common Stock is not so traded,  an amount  determined  by the  Committee in good faith  using any  reasonable  valuation  method and based on such  factors as it deems relevant to such determination.


10.  OPTION  PERIOD.  The  Option  Period  will  begin on the date the Option is granted,  which will be the date the Committee  authorizes the Option unless the

Committee specifies a later date. No Option may terminate later than ten years (

or five years as  required by Section 4 of the Plan) from the date the Option is granted.  The Committee may provide for the exercise of Options in  installments and,  subject  to  the  provisions  hereof,  upon  such  terms,  conditions  and restrictions  as it may determine.  The Committee may provide for termination of the Option in the case of termination of employment, directorship or independent contractor or consultant relationship, or any other reason.


                                  Page - B 3-

11.  RIGHTS IN EVENT OF DEATH OR  DISABILITY.  If a  Participant  die or becomes disabled  (within  the  meaning  of  Section  22(e)(3)  of the  Code)  prior  to termination of his right to exercise an Option in accordance with the provisions of his  Option  Agreement,  the  Option  Agreement  may  provide  that it may be exercised,  to the extent of the shares with  respect to which the Option  could have been  exercised by the  Participant on the date of his death or disability,

(i) in the case of  death,  by the  Participant's  estate or by the  person  who acquire the right to exercise the Option by bequest or  inheritance or by reason of the  death  of the  Participant,  or (ii) in the case of  disability,  by the

Participant  or his  personal  representative,  provided the Option is exercised prior to the date of its  expiration  or not more than one year from the date of the  Participant's  death or  disability,  whichever  first occurs.  The date of disability of a Participant shall be determined by the Committee.


12. PAYMENT.  Full payment for shares  purchased upon exercising an Option shall be made in cash or by check or, if the Option  Agreement so permits and no legal or regulatory requirement imposed on the Company or covenant made by the Company is violated,  by tendering  Qualifying Shares at the fair market value per share at the  time of  exercise,  or on such  other  terms  as are  set  forth  in the

applicable   Option   Agreement.   If  the   Common   Stock  is  traded  in  the

over-the-counter  market or upon any  securities  exchange,  the  Committee  may permit a Participant exercising an Option to simultaneously  exercise the Option and sell a portion of the shares  acquire,  pursuant to a  brokerage  or similar arrangement approved in advance by the Committee,  and use the proceeds from the sale as  payment  of the  Option  price of the  Common  Stock  being  acquire by exercise of the Option. In addition, the Participant shall tender payment of the amount  as may be  reforested  by the  Company,  if  any,  for  the  purpose  of satisfying its statutory liability to withhold federal, state or local income or other taxes  incurred by reason of the  exercise of an Option.  No shares may be

                                  Page - B 4-
issued until full payment of the purchase  price  therefor has been made,  and a

Participant  will have none of the rights of a shareholder with respect to those shares until those shares are issued to him.


13. EXERCISE OF OPTION.  Options granted under the Plan may be exercised  during the Option Period, at such times, in such amounts, in accordance with such terms and  subject  to such  restrictions  as are set forth in the  applicable  Option

Agreements.  In no event may an Option be exercised or shares be issued pursuant to an Option if any requisite  action,  approval or consent of any  governmental authority of any kind having jurisdiction over the exercise of Options shall not have been taken or secured.


14.      CAPITAL ADJUSTMENTS AND REORGANIZATIONS.


        (a) The number of shares of Common  Stock  covered  by each  outstanding

Option  granted  under the Plan and the Option price may be adjusted to reflect,

as deemed  appropriate  by the Board,  any stock  dividend,  stock split,  share

combination,  exchange  of  shares,  recapitalization,   merger,  consolidation,

separation, reorganization, liquidation or the like of or by the Company that is effected without receipt of consideration by the Company.  For this purpose, the term effected without receipt of consideration.  I shall not include  conversion or exchange of any convertible or exchangeable securities of the Company.


        (b) In the  event of the  proposed  dissolution  or  liquidation  of the

Company,  the Board shall notify the  Participant at least 20 days prior to such proposed action. To the extent that an Option has not been previously exercised,

such Option shall  terminate  immediately  before  consummation of such proposed dissolutions or liquidation.



Page - B 5-

        (c) If (i) the Company shall sell all or substantially all of its assets to an entity that is not an affiliated, as defined in Rule 405 promulgated under the Securities Act of 1933, as amended,  of the Company  immediately before that sale, (ii) the Company consummates a merger,  consolidation,  share exchange, or reorganization with another corporation or other entity and, as a result of such mergers, consolidation, share exchange, or reorganization,  less than a majority of the combined  voting power of the  outstanding  securities  of the  surviving

entity  (whether  the  Company  or  another  entity)   immediately   after  such

transaction is held in the aggregate by the holders of securities of the Company that were entitled to vote generally in the election of directors of the Company

(or its successor)  ("Voting Stock")  immediately  before such  transaction,  or

(iii) when the Common Stock is traded in the  over-the-counter  market or on any securities exchange, pursuant to a tender offer or exchange offer for securities of the Company,  or in any other manner,  any person or group within the meaning of the  Securities  Exchange  Act of 1934,  as amended  (excluding  any employee benefit plan, or related trust, sponsored or maintained by the Company or any of its affiliates), acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities  Exchange Act of 1934, as amended) of more than


                                  Page - B 6-

50% of the Voting Stock (the  surviving  corporation  or purchaser  described in this paragraph, the Purchaser, and any such event described in this paragraph, a change of Control),  then the Company shall  negotiate in good faith to reach an agreement  with  the  Purchaser  that  the  Purchaser  will  either  assume  the obligations  of the  company  under  the  outstanding  Options  or  convert  the outstanding  Options into options of at least  quality value as to capital stock of the  Purchaser;  but if such an agreement  is not  reached,  then the options shall  become  fully vested and  exercisable  and the Company  shall notify each

Participant,  not later than 20 days before the effective date of such Change of

Control  (except that in the case of a Change of Control under the clause (iii),

notice shall be given as soon as practicable after the Change of Control),  that his Option has become fully vested and  exercisable,  whether or not such Option shall  then be  exercisable  under the terms of his Option  Agreement.  Any such arrangement  relating to Incentive Options shall comply with the requirements of

Section 422 of the Code and the regulations  thereunder.  To the extent that the

Participants  exercise the Options before or on the effective date of the Change of Control,  the Company  shall issue all Common Stock  purchased by exercise of those Options,  and those shares  of-Common Stock shall be treated as issued and outstanding  for  purposes of the Change of  Control.  Upon a Change of Control,

where the  outstanding  Options are not assumed by the surviving  corporation or the acquiring corporation, the Plan shall terminate, and any unexercised Options outstanding under the Plan at that date shall terminate.


15. TAX WITHHOLDING. The Committee may establish such rules and procedures as it considers  desirable  in order to  satisfy  any  obligation  of the  Company  to withhold the  statutorily  prescribed  minimum amount of federal income taxes or other taxes with respect to the exercise of any Option  granted  under the Plan.

If the  Common  Stock  is  traded  in the  over-the-counter  market  or upon any

                                  Page - B 7-
securities exchange,  such rules and procedures may provide that the withholding obligation shall be satisfied by the Company  withholding shares of Common Stock otherwise  issuable  upon  exercise of an Option in shares of Common Stock in an amount equal to the statutorily prescribed minimum withholding applicable to the ordinary income resulting from the exercise of that Option.


16.  NON-ASSIGNABILITY.  Unless  otherwise  permitted by the Code and Rule 16b-3 under the  Securities  Exchange  Act of 1934,  as amended (if  applicable),  and expressly  permitted in the Option  Agreement,  an Option may not be transferred other than by will or by the laws of  descent  and  distribution.  Except in the case  of  the  death  or  disability  of a  Participant,  Options  granted  to a

Participant may be exercised only by the Participant.


17.  INTERPRETATION.  The Committee shall interpret the Plan and shall prescribe such rules and  regulations  in connection  with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Committee may rescind and amend its rules and regulations.


18. AMENDMENT OR DISCONTINUANCE.  The Plan may be amended or discontinued by the

Board or the Committee  without the approval of the shareholders of the Company,

except that any amendment  that would either  materially  increase the number of securities  that  may  be  issued  under  the  Plan  or  materially  modify  the requirements  of eligibility for  participation  in the Plan must be approved by the shareholders of the Company.


19. EFFECT OF PLAN. Neither the adoption of the Plan nor any action of the Board or the Committee  shall be deemed to give any Employee,  non-employee  director,

independent  contractor  or  consultant  any  right to be  granted  an Option to purchase  Common  Stock or any other  rights  except as may be  evidenced by the

                                  Page - B 8-

Option Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company,  and then only to the extent and on the terms and conditions  expressly set forth  therein.  The existence of the Plan and the

Options  granted  hereunder  shall not affect in any way the right of the Board,

the  Committee  or the  shareholders  of the  Company to make or  authorize  any adjustment,  recapitalization,  reorganization  or other change in the Company's capital  structure or its business,  any merger or consolidation of the Company,

any  issue of  bonds,  debentures,  or shares  of  preferred  stock  ahead of or affecting Common Stock or the rights thereof,  the dissolution or liquidation of the  Company  or any  sale  or  transfer  of all or any  part of its  assets  or business,  or any other  corporate act or proceeding.  Nothing  contained in the

Plan or in any Option  Agreement  shall confer upon any  Employee,  non-employee director,  independent contractor or consultant any right to (i) continue in the employ of the  Company or any of its  Subsidiaries,  or  continue as a director,

independent  contractor or consultant to the Company or any of its Subsidiaries,

or (ii)  interfere  in any way  with  the  right  of the  Company  or any of its

Subsidiaries to terminate his employment, directorship or independent contractor or consultant relationship at any time.


20.  TERM.  Unless  sooner  terminated  by action of the  Board,  this Plan will terminate on November 13, 2009.  The  Committee  may not grant Options under the

Plan after that date,  but Options  granted before that date will continue to be effective in accordance with their terms.


21.  DEFINITIONS.  For the  purpose  of the Plan,  unless the  context  requires otherwise, the following terms shall have the meanings indicated:


        (a) "Board" means the Board of Directors of the Company.


        (b) "Code" means the Internal Revenue Code of 1986, as amended.

                                  Page - B 9-

        (c) "Committee" means the committee of the Board appointed to administer the Plan or, in the absence of such a Committee, means the Board.


        (d) "Common Stock" means the Common Stock which the Company is currently authorized  to issue or may in the future be authorized to issue (as long as the common stock varies from that currently  authorized,  if at all, only in amount of par value ).


        (e) "Company" means Tech Electro Industries, Inc., a Texas corporation.


        (f) "Employee"  means an individual who is employed,  within the meaning of Section 3401 if the Code, by the Company or by a Subsidiary.  The

            Committee  shall  determine when an Employee's  period of employment terminates  and when  such  period  of  employment  is  deemed to be continued  during  an  approved  leave of  absence.  (g)  "Incentive

            Option"  means an  Option  granted  under the Plan  which  meets the requirements of Section 422 of the Code.


        (h) "Key   Employee"   means  any   Employee   whose   performance   and

            responsibilities  are  determined  by the Committee to have a direct and  significant  effect on the  performance  of the Company and its

            Subsidiaries.


        (i) "Non-qualified  Option" means an Option granted under the Plan which is not intended to be an Incentive Option.


        (j) "Option"  means an option  granted  pursuant to the Plan to purchase shares of common Stock, whether granted as an Incentive Option or as a Non-qualified Option.


        (k) "Option  Agreement"  means, with respect to each Option granted to a


                                  Page - B 10-

            Participant,  the signed written  agreement  between the Participant and the  Company  setting  forth  the terms  and  conditions  of the

            Option.


        (l) "Option  Period"  means the  period  during  which an Option  may be exercised.


        (m) "Parent" means any  corporation in an unbroken chain of corporations ending  with the  Company if, at the time of granting of the Option,

            each  of  the  corporations   other  than  the  Company  owns  stock

            possessing  50% or more of the total  combined  voting  power of all classes of stock in one of the other corporations in the chain.


        (n) "Participant" means an individual to whom an Option has been granted under the Plan.


        (o) "Plan" means this Tech Electro  Industries,  Inc.  1999 Stock Option

            Plan,  as set forth  herein  and as it may be  amended  from time to time.


        (p) "Qualifying  Shares"  means  shares of common Stock which either (i)

            have been owned by the Participant for more than six months and have been "paid for" within the meaning of Rule 144 promulgated under the

            Securities  Act of 1933,  as amended,  or (ii) were  obtained by the

            Participant  in  the  public  market.  (q)  "Subsidiary"  means  any corporation in an unbroken chain of corporations  beginning with the

            Company if, at the time of the  granting of the Option,  each of the corporations  other than the last  corporation in the unbroken chain owns stock possessing 80% or more of the total combined voting power of all  classes  of stock in one of the  other  corporations  in the chain,  and  "Subsidiaries"  means  more  than  one of  any of  such corporations.
                                  Page - B 11-
                                       23